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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2003

BANK OF HAWAII CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6887 (Commission File Number)	99-0148992 (IRS Employer Identification No.)
130 Merchant Street, Honolulu, Hawaii (Address of principal executive offices)		96813 (Zip Code)

(Registrant's telephone number, including area code) (808) 537-8430

Item 5. Other Events

  (a)
  Exhibit 99.1

    Press Release: Bank of Hawaii Corporation 2002 Financial Results

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2003	BANK OF HAWAII CORPORATION
/s/ MICHAEL E. O'NEILL Michael E. O'Neill Chairman, Chief Executive Officer and President

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  Item 5. Other Events
SIGNATURE